                                                                    EXHIBIT 10.5

                              FORBEARANCE AGREEMENT

          THIS FORBEARANCE AGREEMENT dated as of July 12, 2001, by and among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation "Akorn NJ") (Akorn and Akorn NJ being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender");

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the following documents (collectively, the "Documents") were heretofore entered into by the parties indicated:

          (i) Amended and Restated Credit Agreement dated as of September 15, 1999, among the Borrowers and the Lender (which, as amended by the documents referred to in (v), (vi) and (vii) below, is referred to herein as the "Credit Agreement");

          (ii) Amended and Restated Security Agreement dated as of December 29, 1997 (which, as amended by the documents referred to in (v), (vi) and (vii) below, is referred to herein as the "Security Agreement"), from the Borrowers to the Lender;

          (iii) Intellectual Property Security Agreement dated as of September 15, 1999 (the "Intellectual Property Security Agreement"), from Akorn to the Lender;

          (iv) Junior Mortgage dated as of March 21, 2001 (the "Junior Mortgage"), from Akorn to the Lender recorded in the Office of the Recorder of Deeds of Macon County, Illinois, on May 7, 2001, in Book 3056, Page 544;

          (v) First Amendment dated as of December 28, 1999, among the Borrowers and the Lender;

          (vi) Second Amendment and Waiver dated as of February 15, 2001, among the Borrowers and the Lender;

          (vii) Third Amendment and Waiver dated as of April 16, 2001, among the Borrowers and the Lender; and

          (viii) Note dated April 16, 2001, from the Borrowers to the Lender in the principal amount of $45,000,000; and

          WHEREAS, certain Events of Default have occurred and are continuing under the Documents, as more fully described below in this Agreement; and

          WHEREAS, the Borrowers have requested that the Lender forbear from exercising certain remedies under the Documents in


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

order to provide the Borrowers with additional time within which to comply with their obligations under the Documents; and

          WHEREAS, the Lender is willing to so forbear from exercising remedies under the Documents, on the terms and subject to the conditions provided for in this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          Section 1. Recitals Part of Agreement; Defined Terms; Applicability of Provisions. (a) The foregoing recitals are hereby incorporated into and made a part of this Agreement.

          (b) For purposes of this Agreement, the following terms shall have the following respective meanings:

          (i) "Gross Receipts" shall mean, for any period, the amount of the gross proceeds received by the Borrowers during such period from sales of merchandise, including collections of accounts receivable, plus the amount of proceeds of the loans under the Subordinated Loan Agreement received by the Borrowers during such period, all determined on a cash basis.

          (ii) "Net Receipts" shall mean, for any period, an amount equal to the difference between (A) the Gross Receipts for such period and (B) the amount of the cash expenditures of the Borrowers during such period, other than capital expenditures that do not violate the conditions provided for in Section 11 of this Agreement or in Section 7.18 of the Credit Agreement, all determined on a cash basis.

          (iii) "Subordinated Loan Agreement" means a Convertible Bridge Loan and Warrant Agreement in the form attached to this Agreement as Exhibit A.

          (c) All capitalized terms used and not otherwise defined in this Agreement shall have the same meanings as in the Credit Agreement. Unless otherwise defined or the context otherwise requires, all financial and accounting terms used in this Agreement shall be defined in accordance with GAAP.

          (d) Except as otherwise expressly provided in this Agreement, all of the covenants and agreements of the Borrowers contained in this Agreement, and all of the conditions provided for in this Agreement, shall apply at all times on and after the date of this Agreement and until all of the Obligations of the Borrowers under the Documents have been fully paid and performed, notwithstanding any termination of the Forbearance Period (as defined below).



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          Section 2. Acknowledgments by Borrowers. The Borrowers acknowledge and agree with the Lender as follows:

          (a) The amount of the Advances outstanding under the Credit Agreement as of May 15, 2001, was $44,800,000, and the amount of the Advances outstanding under the Credit Agreement as of the date of this Agreement is $44,800,000. There were no Letter of Credit Obligations outstanding under the Credit Agreement as of May 15, 2001, and there are no Letter of Credit Obligations outstanding under the Credit Agreement as of the date of this Agreement.

          (b) As of May 15, 2001, the $44,800,000 aggregate amount of Advances and Letter of Credit Obligations outstanding under the Credit Agreement exceeded the $43,500,000 Commitment in effect as of that date by $1,300,000, and the Borrowers failed to prepay the outstanding amount of Advances by an amount equal to such excess as required by Section 2.3(b) of the Credit Agreement. The failure of the Borrowers to make such prepayment constitutes an Event of Default under Section 8.1(a) of the Credit Agreement, and such Event of Default is continuing as of the date of this Agreement.

          (c) The Borrowers failed to pay monthly interest on May 31, 2001, and June 30, 2001, as required by Section 2.5(a) of the Credit Agreement. The failure of the Borrowers to make such payments of interest constitutes an Event of Default under Section 8.1(a) of the Credit Agreement, and such Event of Default is continuing as of the date of this Agreement.

          (d) As of May 15, 2001, the Borrowers had not received the cash proceeds of the Subordinated Loan or otherwise caused the conditions set forth in Section 6.15 of the Credit Agreement to be satisfied. The circumstances described above in this paragraph have continued from May 15, 2001, through the date of this Agreement (being a period of more than 10 days) and therefore constitute an Event of Default under Section 8.1(c) of the Credit Agreement, and such Event of Default is continuing as of the date of this Agreement.

          (e) The Events of Default described above in this Section are not necessarily all of the Events of Default that have occurred and are continuing under the Documents as of the date of this Agreement.

          (f) By virtue of the Events of Default described above in this Section, the Lender is entitled to exercise the remedies provided for in the Documents, including the right to declare the Obligations to be forthwith due and payable, the right to increase the rate of interest applicable to the




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

     Loan to the Default Rate, and the right to foreclose on and proceed against the Collateral.

          Section 3. Forbearance. (a) During the period ending January 1, 2002, provided that the conditions set forth in paragraph (b) below are continuously satisfied, the Lender shall forbear from (i) exercising its right to declare the Obligations to be forthwith due and payable, (ii) its right to increase the rate of interest applicable to the Loan to the Default Rate, and (iii) its right to foreclose on or proceed against any of the Collateral, by reason of any Event of Default existing under the Documents as of the date of this Agreement, or by reason of the failure of the Borrowers to make payments of principal on the Note in accordance with the terms of the Documents. The period ending on January 1, 2002, or on any earlier date as of which the Lender is no longer obligated to forbear from exercising the aforesaid remedies pursuant to the provisions of this Section, is referred to herein as the "Forbearance Period."

          (b) The agreement of the Lender set forth in paragraph (a) above is expressly contingent and conditioned upon the following (the "Forbearance Conditions"):

          (i) Except as expressly provided to the contrary in Section 18 hereof, the timely payment, performance, observance and satisfaction at all times after the date of this Agreement of all of the obligations, terms, covenants, conditions and provisions contained in the Documents, as modified and amended by this Agreement, other than the obligation to pay the principal of the Note.

          (ii) The timely payment, performance, observance and satisfaction at all times after the date of this Agreement of all of the obligations, terms, covenants, conditions and provisions contained in Sections 5 through 17 of this Agreement.

          (iii) The truth and accuracy in all material respects as of the date of this Agreement of all of the representations and warranties of the Borrowers contained in this Agreement.

          (iv) The performance and observance by the Borrowers and by the lender under the Subordinated Loan Agreement, at all times after the date of this Agreement, of all of their respective obligations and agreements under the Subordination and Standby Agreement referred to below.

In the event that at any time during the period ending January 1, 2002, any one or more of the Forbearance Conditions is not satisfied, then the Lender shall no longer be obligated to forbear from exercising the aforesaid remedies under the Documents, and the Lender shall be entitled to exercise any and all remedies under the Documents. A delay or failure on the part of the Lender in any instance to exercise remedies as a result of the failure of any Forbearance Condition to be satisfied shall



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

not operate as a waiver of the Lender's right to later exercise remedies as a result thereof, or as a result of any other failure of the same or any other Forbearance Condition to be satisfied.

          (c) The Borrowers acknowledge and agree that the Lender has made no agreement, and has given no assurances of any sort, as to any forbearance by the Lender after January 1, 2002, and the Borrowers understand, acknowledge and agree that the Lender will be entitled to exercise any and all remedies under the Documents after January 1, 2002, if and to the extent that all of the obligations of the Borrowers under the Documents have not been fully paid and performed as of January 1, 2002.

     Section 4. Commitment. Except as provided below in this Section, the Commitment of the Lender to make Advances and to issue Letters of Credit under the Credit Agreement shall not be in effect from and after the date of this Agreement, and the Lender shall not be obligated to make, and the Borrowers shall not have the right to receive, any additional Advances or Letters of Credit under the Credit Agreement from and after the date of this Agreement. Notwithstanding the foregoing provisions of this Section, during the Forbearance Period (but not after any termination of the Forbearance Period), the Borrowers shall have the right to receive Advances, but only if and to the extent that the amount of the outstanding Advances under the Credit Agreement, after giving effect to such Advances, does not exceed $44,800,000, and only if at the time any such Advance is made all of the Forbearance Conditions are fully satisfied.

     Section 5. Payments. (a) On the date of this Agreement, the Borrowers shall pay all past due interest outstanding under the Documents. In order to accomplish the payment of such past due interest, the Borrowers authorize and direct the Lender to debit Account No. 86746 at the Lender. The Borrowers also authorize and direct the Lender to debit Account No. 86746 at the Lender on each interest payment date under the Documents for the interest due on such interest payment date. The provisions of this paragraph are without limitation on the provisions of Section 2.7 of the Credit Agreement.

          (b) If at any time after the date of this Agreement, either of the Borrowers shall receive any federal, state or local tax refund, the Borrowers shall promptly make a payment of the principal of the Loan in an amount equal to the amount of such refund.

          (c) In addition to the payments provided for in paragraphs (a) and (b) of this Section, on the last day of the Forbearance Period, the Borrowers shall immediately pay to the Lender all principal, interest and other amounts due under the Documents.

          Section 6. Collection and Deposit of Cash Receipts. (a) The Lender hereby grants to the Borrowers the authority to collect their accounts receivable during the



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Forbearance Period, and will not, during the Forbearance Period, exercise its right under Section 7 of the Security Agreement to make direct collections from the Borrowers' account debtors, but such grant of authority by the Lender to the Borrowers to collect their accounts receivable shall be subject to the terms and conditions hereinafter set forth in this Section. The authority granted to the Borrowers by the Lender in this Section to collect their accounts receivable shall terminate at the end of the Forbearance Period.

          (b) Except as provided in Section 8 of this Agreement and in paragraph
(e) of this Section, at all times on and after the date of this Agreement, (i) all cash receipts received by either of the Borrowers, including, without limitation, payments of accounts receivable, amounts deposited in the lockbox account referred to in paragraph (d) of this Section, and proceeds of the loans under the Subordinated Loan Agreement, whether by check or in any other form, shall be deposited by the Borrowers not later than the first Business Day after the date of receipt, in Account No. 86746 at the Lender; and (ii) the Borrowers shall have all of their cash and investments (whether derived from collections of accounts receivable or other sources) on deposit in accounts maintained with the Lender (all such accounts with the Lender, including the lockbox account referred to in paragraph (d) of this Section, are hereinafter referred to as the "Bank Accounts"). The Borrowers hereby acknowledge and reaffirm the grant to the Lender a security interest in the Bank Accounts as provided in the Security Agreement.

          (c) At any time and from time to time after the end of the Forbearance Period, the Lender will, in its sole discretion, exercise its right under the Credit Agreement and the Security Agreement to apply the whole or any part of any amounts received by the Lender in the Bank Accounts against the Obligations of the Borrowers under the Documents in such order of application as the Lender may determine unless such amounts are, in the sole discretion of the Lender, released to the Borrowers. The provisions of this paragraph are without limitation on any of the provisions of the Credit Agreement or the Security Agreement.

          (d) The Borrowers currently maintain a lockbox account arrangement with the Lender for the purpose of receiving payment of accounts receivable. From and after the date of this Agreement, such lockbox account arrangement shall be mandatory and shall be used by the Borrowers for the collection of all of their accounts receivable, except as otherwise permitted by paragraph (e) below. The Borrowers shall instruct their account debtors, to make payment of their accounts directly to such lockbox account, except as otherwise permitted by paragraph (e) below. The Borrowers hereby irrevocably designate, make, constitute and appoint the Lender, and all persons designated by the Lender, as the Borrowers' true and lawful attorney and agent-in-fact, and the Lender, or the Lender's agent may, without notice to the Borrowers, endorse any Borrower's name on any checks, notes, drafts or any other items of payment which come

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into the possession of the Lender or under the Lender's control and, at any time and from time to time after the end of the Forbearance Period, apply such payment or proceeds to the Obligations of the Borrowers under the Documents.

          (e) Notwithstanding the foregoing provisions of this Section, during the Forbearance Period, the Borrowers may maintain a bank account at American National Bank and Trust Company of Chicago for the purpose of processing credit card payments, provided that the balance on deposit in such account shall not at any time be in excess of $150,000.

          Section 7. Subordinated Loans. (a) The following are conditions of this Agreement:

          (i) On or before the date of this Agreement, Akorn shall have entered into the Subordinated Loan Agreement, and the lender under the Subordinated Loan Agreement and the Borrowers shall have entered into a Subordination and Standby Agreement with the Lender in the form attached to this Agreement as Exhibit B (the "Subordination Agreement").

          (ii) On or before the date of this Agreement, Akorn shall have received any required approval from the shareholders of Akorn for the $3,000,000 Tranche A Loan transaction contemplated by the Subordinated Loan Agreement, or the National Association of Securities Dealers shall have granted an exception in writing to the requirement for such shareholder approval, and Akorn shall have received all of the proceeds of such Tranche A Loan, which loan shall be evidenced by a Convertible Promissory Note in the form of Exhibit A to the Subordinated Loan Agreement.

          (iii) On or before August 16, 2001, Akorn shall have received any required approval from the shareholders of Akorn for the $2,000,000 Tranche B Loan transaction contemplated by the Subordinated Loan Agreement, or the National Association of Securities Dealers shall have granted an exception in writing to the requirement for such shareholder approval, and on or before August 17, 2001, Akorn shall have received all of the proceeds of such Tranche B Loan, which loan shall be evidenced by a Convertible Promissory Note in the form of Exhibit A-1 to the Subordinated Loan Agreement.

          (b) Clause (h) of Section 7.3 of the Credit Agreement is hereby deleted. Notwithstanding anything to the contrary contained in the Documents, the consummation by Akorn of the transactions contemplated by the Subordinated Loan Agreement shall not constitute a violation of Section 7.3 of the Credit Agreement, provided that such transactions are consummated pursuant to documentation in the form attached to this Agreement as Exhibit A, and that the Subordination Agreement has been executed and delivered by all of the parties thereto, and Section

7.3 of the Credit Agreement is hereby modified and amended accordingly.

          (c) Notwithstanding anything to the contrary contained in the Documents, conversion of the loans under the Subordinated Loan Agreement into common stock of Akorn shall not constitute a violation of Section 7.5 or Section
7.14 of the Credit Agreement, provided that no cash or other property (other than shares of common stock of Akorn) of the Borrowers is given in exchange for the conversion of such loans, and Section 7.5 and Section 7.14 of the Credit Agreement are hereby modified and amended accordingly.

          (d) Notwithstanding anything to the contrary contained in the Documents, issuance of common stock of Akorn to the lender under the Subordinated Loan Agreement pursuant to the Common Stock Purchase Warrants issued by Akorn in accordance with the Subordinated Loan Agreement, shall not constitute a violation of Section 7.5 or Section 7.14 of the Credit Agreement, and Section 7.5 and Section 7.14 of the Credit Agreement are hereby modified and amended accordingly.

          Section 8. Fees and Expenses. Within 14 days after the date of this Agreement and at all time thereafter, the Borrowers shall have on deposit with the Lender in a blocked account, not less than $50,000 as an advance deposit against the obligation of the Borrowers to reimburse the Lender for fees and expenses as required by Section 10.4 of the Credit Agreement. The Lender shall have the right to debit such account from time to time in order to reimburse itself for such fees and expenses. The Lender shall give notice of each such debit to the Borrowers. At such time as all of the obligations of the Borrower under the Documents have been fully paid and performed, the Lender shall release any remaining balance on deposit in such account to the Borrowers.

          Section 9. Lender's Consultant and Personnel. The Borrowers understand that the Lender intends to engage a consultant to review the accounting and business practices of the Borrowers relating to its accounting reserves and additions to those reserves, and that the Lender's collateral evaluation personnel will from time to time, and not less often than monthly, make visits to the Borrowers' places of business to inspect the tangible collateral for the Loan, review the books and records of the Borrowers and confer with the Borrowers' personnel. The Borrowers shall cooperate with such consultant and collateral evaluation personnel and allow them to have access to the Borrowers' books and records and personnel and to the collateral for the Loan. The Borrowers acknowledge that the fees of such consultant shall be reimbursable to the Lender by the Borrowers in accordance with Section 10.4 of the Credit Agreement. The provisions of this Section are without limitation on the provisions of Section 2.11 of the Credit Agreement.

          Section 10. Inventory Reserve. It is a condition of this Agreement that from and after the date of this Agreement, the aggregate amount of the additions to the Borrowers' reserves for slow-moving and obsolete inventory shall not at any time exceed an amount equal to the sum of 3.0% of sales of merchandise booked after the date of this Agreement, plus $250,000.

          Section 11. Capital Expenditures; Dividends. (a) The limitation on spending to acquire fixed or capital assets during Fiscal Year 2001 provided for in Section 7.18 of the Credit Agreement is hereby increased from $2,000,000 to $4,125,000, which spending may consist of the following:

          (i) Up to $620,000 for interest required to be capitalized under GAAP on borrowings to finance capital assets.

          (ii) If the license fee payable to Johns Hopkins is required to be capitalized under GAAP, up to $175,000 for such license fee.

          (iii) Other capital expenditures made or contracted for prior the date of this Agreement in an aggregate amount not exceeding $2,680,000.

          (iv) Other capital expenditures made on or after the date of this Agreement in an aggregate amount not exceeding $400,000 for the following items at Akorn's Decatur, Illinois, place of business: (A) HVAC Areas C and D upgrades; (B) chilled water systems revisions; (C) glassware washer installation and system improvements; and (D) miscellaneous system improvements.

          (v) Other capital expenditures made on or after the date of this Agreement in an aggregate amount not exceeding $250,000.

Section 7.18 of the Credit Agreement is hereby modified and amended to conform to the foregoing provisions of this Section.

          (b) The Borrowers acknowledge that by virtue of the existence of Events of Default under the Credit Agreement, the Borrowers are, under the provisions of Section 7.14 of the Credit Agreement prohibited from paying cash dividends on their common stock. In addition to the restrictions contained in
Section 7.14 of the Credit Agreement, from and after the date of this Agreement, the Borrowers shall not pay any cash dividend on any of their capital stock.

          Section 12. Receipts. (a) It is a condition of this Agreement that (i) for each of the calendar months set forth in Column A below, the Gross Receipts and Net Receipts of the Borrowers shall be not less than the amount set forth beside such month in Column B and Column C below, respectively, and (ii) that for the periods commencing on July 1, 2001, and ending on the last day of each of the months set forth in Column A below, the cumulative Gross Receipts and cumulative Net Receipts of the



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Borrowers shall be not less than the amount set forth beside such month in
Column D and Column E below, respectively:

------------------------------------------------------------------------------------------------------------
       Column A              Column B             Column C             Column D             Column E

                                                                  Cumulative Gross     Cumulative Net
                                                                  Receipts For         Receipts For
                                                                  Period July 1,       Period July 1,
                                                                  2001, through Last   2001, through Last
                      Gross Receipts For   Net Receipts For       Day of Month Not     Day of Month Not
Month                Month Not Less Than  Month Not Less Than     Less Than            Less Than
------------------------------------------------------------------------------------------------------------
July, 2001              $2,960,000           ($3,100,000)         $2,960,000           ($3,100,000)
------------------------------------------------------------------------------------------------------------
August, 2001            $3,680,000           $0                   $7,380,000           ($2,300,000)
------------------------------------------------------------------------------------------------------------
September, 2001         $2,320,000           ($1,300,000)         $10,620,000          ($2,800,000)
------------------------------------------------------------------------------------------------------------
October, 2001           $2,320,000           ($725,000)           $13,520,000          ($3,025,000)
------------------------------------------------------------------------------------------------------------
November, 2001          $3,040,000           ($1,080,000)         $17,140,000          ($3,930,000)
------------------------------------------------------------------------------------------------------------
December, 2001          $2,880,000           ($600,000)           $20,780,000          ($4,350,000)
------------------------------------------------------------------------------------------------------------

          (b) The Borrowers acknowledge and agree that the amounts provided for in paragraph (a) of this Section have been established at levels that are substantially lower than the Borrowers' actual expectations, and that any failure to satisfy the foregoing condition of this Section shall be deemed to be material, regardless of the amount of such failure.

          Section 13. Regulatory Matters. (a) The Borrowers shall provide the Lender with copies of any communications to or from the Food and Drug Administration (the "FDA") concerning the 483 M Warning Letter received by Akorn from the FDA, or concerning any other matters, and shall inform the Lender of the substance of any oral communication with the FDA concerning any of such matters, in each case not later than the first Business Day after the date of any such communication.

          (b) It is a condition of this Agreement that from and after the date of this Agreement there shall be no materially adverse action taken by the FDA, or by any other Governmental Authority, with respect to either of the Borrowers, based on an alleged failure to comply with laws or regulations, including, without limitation, the imposition of any fine, any ban on sale, recall or seizure of products, or any total or partial suspension of production, or the filing of any judicial or administrative proceeding seeking any of the foregoing.

          (c) The provisions of this Section are without limitation on the provisions of Section 6.14 of the Credit Agreement.

          Section 14. Reports and Notices. (a) From and after the date of this Agreement, the Borrowers shall deliver the following to the Lender:

          (i) On or before Tuesday of each week, the Borrowers shall deliver to the Lender a report of actual Gross Receipts and Net Receipts for the one-week period ending on the immediately preceding Friday, and forecast

     Gross Receipts and Net Receipts for the next 12 weeks, prepared in the format of Exhibit C attached to this Agreement and signed by officers of the Borrowers.

          (ii) Within two Business Day after the end of each calendar month commencing with the month of July, 2001, the Borrowers shall deliver to the Lender a report of Gross Receipts and Net Receipts for such month and for the period commencing July 1, 2001, and ending on the last day of such month, which reports shall be prepared in reasonable detail and in a format acceptable to the Lender and shall be signed by officers of the Borrowers.

          (iii) The Borrowers shall deliver to the Lender each of the monitoring reports specified in Exhibit D attached to this Agreement, with the frequency and by the dates specified in Exhibit D, each of which reports shall be prepared in reasonable detail and in a format acceptable to the Lender and shall be signed by officers of the Borrowers.

          (iv) Immediately upon learning of any failure of any Forbearance Condition to be satisfied, the Borrowers shall deliver to the Lender written notice describing same.

Except as otherwise expressly provided in paragraph (b) of this Section, the reports and notices required by this paragraph shall be in addition to the reports, notices and information required to be furnished by the Borrowers pursuant to the terms of the Documents, including, without limitation, Section
5.1 of the Credit Agreement.

          (b) Section 5.1 of the Credit Agreement is hereby modified and amended as follows:

          (i) The only monthly reports required to be furnished by the Borrowers under Section 5.1(g) of the Credit Agreement are the unauditied financial statements referred to in clause (ii) in such Section, which unauditied financial statements shall be furnished within 15 Business Days after the end of each month.

          (ii) The date for the Borrowers to furnish the budget for the Fiscal Year 2001 required by Section 5.1(h) of the Credit Agreement is hereby extended from July 31, 2001, to August 31, 2001.

          (iii) The reports referred to in Section 5.1(i) of the Credit Agreement shall no longer be required.

          Section 15. Title Insurance and Surveys. Within 30 days after the date of this Agreement, the Borrowers shall, at their sole cost and expense, provide the Lender with the following:

          (i) A loan policy of title insurance insuring the Junior Mortgage as a second lien on the property described in the Junior Mortgage, containing such endorsements as the Lender shall reasonably request, and subject only, to (A) in the case of each parcel of such property, to a first mortgage securing an original indebtedness of not more than $1,500,000, and other exceptions to title acceptable to the Lender, and, (B) in the case of the parcel commonly known as 1222 West Grand and 1365 North University, Decatur, Illinois, a mechanics lien claim in an amount not exceeding $250,000.

          (ii) A survey of each of the parcels of property described in the Junior Mortgage showing only such survey defects as are acceptable to the Lender, which surveys need not be currently dated if the title insurer issuing the loan policy provided for above is willing to issue an endorsement to such policy as to the accuracy of such surveys.

          Section 16. Security Interests. Without limitation on any of the provisions of the Documents, from and after the date of this Agreement, the Borrowers shall cooperate with the Lender by executing and delivering such documents as the Lender shall deem necessary or advisable in order to conform to the provisions of Revised Article 9 of the Uniform Commercial Code and to perfect the Lender's security interest in any intellectual property of the Borrowers in addition to that described in the Intellectual Property Security Agreement.

          Section 17. Financing Fee. As a part of the consideration for the agreements of the Lender provided for in this Agreement, the Borrowers shall pay to the Lender a financing fee in the amount of $168,750, which financing fee shall be fully earned at the time of the execution and delivery of this Agreement, but shall be due and payable on the last day of the Forbearance Period.

          Section 18. Certain Provisions of Credit Agreement Not to Apply. The provisions of Sections 7.10 of the Credit Agreement shall not apply so as to cause any Event of Default under the Credit Agreement during the Forbearance Period.

          Section 19. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender as follows:

          (a) Akorn is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and duly qualified to do business and in good standing in the States of Illinois and California, has all necessary power to carry on its present business, and has full right, power and authority to enter into and execute and deliver this Agreement and the Subordination Agreement and to otherwise perform and consummate the transactions contemplated thereby.

          (b) Akorn NJ is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and duly qualified to do business and in good standing in the State of New Jersey, has all necessary power to carry on its present business, and has full right, power and authority to enter into and execute and deliver this Agreement and the Subordination Agreement and to otherwise perform and consummate the transactions contemplated thereby.

          (c) This Agreement, the Subordination Agreement and the Documents have been duly authorized, executed and delivered by the Borrowers and constitute valid and legally binding obligations enforceable against the Borrowers in accordance with their terms, subject to bankruptcy, insolvency and other laws of general application relating to the enforcement of creditors rights. The execution and delivery of this Agreement, the Subordination Agreement and the Documents and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the articles of incorporation or bylaws of either of the Borrowers, or any agreement or other instrument to which either of the Borrowers are party, or by which either of them are bound, or to which their properties are subject, or any existing law, administrative regulation, court order or consent decree to which either of them are subject.

          (d) There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement, the Subordination Agreement or the Documents, or questioning the validity thereof, or in any way contesting the existence or powers of either of the Borrowers, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement, the Subordination Agreement or the Documents.

          (e) Except as disclosed in Exhibit E attached to this Agreement, there is no litigation or administrative proceeding pending or threatened against either of the Borrowers.

          (f) Schedules 4.2, 4.8, 4.9, 4.13, 4.15, 4.17, 4.18, 4.19, 7.3,
     7.4(a), 7.7 and 10.10 attached to this Agreement contain accurate and complete current updates of the information contained in the corresponding Schedules attached to the Credit Agreement.

          Section 20. Time of Essence. Time is of the essence of this Agreement and each of the provisions hereof.

          Section 21. Joint and Several Obligation. The obligations of the Borrowers under this Agreement shall be joint and several.

          Section 22. Release of Lender. To the extent permitted by applicable law, each of the Borrowers hereby releases and forever discharges the Lender and its past, present and future parent corporations, subsidiaries, affiliates and divisions, and their respective past, present and future shareholders, directors, officers, employees, attorneys, agents, investigators and insurers, and the heirs, administrators, executors, legal representatives, trustees, successors and assigns of each of the foregoing, of and from any and all claims of any kind or character whatsoever, whether now known or hereafter discovered, absolute or contingent, direct or indirect, arising out of any act, event or occurrence of any sort whatsoever occurring on or prior to the date of this Agreement; provided, however, that the Borrowers do not hereby release the right to performance by the Lender of its obligations under the Documents and this Agreement arising on and after the date of this Agreement. The Borrowers shall forever refrain and forbear from commencing or prosecuting any lawsuit or other proceeding against the Lender based upon, arising out of or connected with any of the claims released in this Agreement.

          Section 23. Documents to Remain In Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, as expressly modified and amended by this Agreement. In order to induce the Lender to enter into this Agreement, the Borrowers hereby (i) confirm and reaffirm all of their obligations under the Documents; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their obligations under the Documents.

          Section 24. Confirmation of Certifications, Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrowers hereby certify, represent and warrant to the Lender that, except as otherwise disclosed to the Lender in writing prior to the date hereof, including in this Agreement and in the Exhibits and Schedules attached hereto and/or in documents submitted to the Lender prior to the date hereof (including, but not limited to, any and all financial statements and reports, budgets, statements of cash flow and governmental reports and filings) (collectively referred to herein as "Disclosures"), all certifications, representations and warranties contained in the Documents and in all certificates heretofore delivered to the Lender are true and correct as of the date hereof in all material respects, and, subject to such Disclosures, all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement.

          Section 25. Entire Agreement. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth.

          Section 26. Successors. This Agreement shall inure to the benefit of and shall be binding upon the arties and their respective successors, assigns and legal representatives.

          Section 27. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          Section 28. Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.

          Section 29. Construction. (a) The words "hereof," "herein," and "hereunder," and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.

          (b) References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.

          (c) The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

          (d) Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

          (e) Each party to this Agreement and legal counsel for each party have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

          Section 30. Execution of Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 31. Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.


                       [SIGNATURE PAGE(S) AND EXHIBIT(S),
                            IF ANY, FOLLOW THIS PAGE]

          IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.


                                            AKORN, INC.



                                            By   /s/ Kevin M. Harris
                                              ----------------------------------
                                              Title:  CFO


                                            AKORN (NEW JERSEY), INC.



                                            By   /s/ Kevin M. Harris
                                              ----------------------------------
                                              Title:  CFO


                                            THE NORTHERN TRUST COMPANY



                                            By   /s/ Olga Georgiev
                                              ----------------------------------
                                              Title:  Vice President

                                    EXHIBIT A

                       FORM OF SUBORDINATED LOAN AGREEMENT

                  Convertible Bridge Loan and Warrant Agreement

     This Convertible Bridge Loan and Warrant Agreement (this "Agreement") is entered into as of July 12, 2001 (the "Effective Date"), by and among Akorn, Inc., a Louisiana corporation (the "Company"), and The John N. Kapoor Trust Dated September 20, 1989 (the "Lender").

     WHEREAS, the Lender is willing, pursuant to the terms and conditions of this Agreement, to loan the Company, in two tranches, an aggregate amount of Five Million Dollars ($5,000,000) (the "Loan Amount"), which loan (the "Loan") shall be convertible into securities of the Company on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

1. DEFINITIONS. In addition to those terms defined in the body of this Agreement, the following terms shall have the following respective meanings:

"Common Stock" shall mean the Company's Common Stock, no par value per share.

"Closing" shall be on or before July 12, 2001, and shall be held at 9:00 a.m. at the offices of Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle Street, Suite 2600, Chicago, Illinois 60601.

"Prime Rate" shall have the meaning ascribed thereto in the Senior Loan
Agreement.

"Senior Loan Agreement" shall mean that certain Amended and Restated Credit Agreement dated as of September 15, 1999, by and among the Company, Akorn (New Jersey), Inc. and The Northern Trust Company, as amended and supplemented by (i) a First Amendment thereto dated as of December 28, 1999, (ii) a Second Amendment thereto dated as of February 15, 2001, (iii) a Third Amendment and Waiver thereto dated as of April 16, 2001 (iv) a Waiver dated December 29, 2000, and
(v) a Forbearance Agreement dated the date hereof by and among the Company, Akorn (New Jersey), Inc. and The Northern Trust Company.

2. LOAN. Subject to the terms and conditions set forth in this Agreement, the Lender will loan the Company the Loan Amount in two tranches as follows: (a) Three Million Dollars ($3,000,000) (the "Tranche A Loan") on the Effective Date, evidenced by a Convertible Promissory Note substantially in the form attached hereto as Exhibit A (the "Tranche A"); and (b) Two Million Dollars ($2,000,000) (the "Tranche B Loan") pursuant to the terms of Section 3A hereof, evidenced by a Convertible Promissory Note substantially in the form attached hereto as Exhibit A-1 (the "Tranche B Note" and, together, with the Tranche A Note, the "Notes").

3. LOAN TERM; INTEREST; REPAYMENT; PREPAYMENT. Subject to the Subordination Agreement (as defined herein), the term of each of the Tranche A Loan and the Tranche B Loan will end on the date that is thirty-six (36) months after the date of issuance (the "Issuance Date") of the Tranche A Note and the Tranche B Note, respectively (the "Repayment Date"). Interest on the unpaid principal balance of each of the Tranche A Loan and the Tranche B Loan (each unpaid principal balance is referred to as the "Outstanding Balance") will accrue from the Issuance Date of the Tranche A Note and the Tranche B Note, as applicable, at the Prime Rate, calculated on the basis of a 360 day year and actual days elapsed and such accrued interest shall be due and payable quarterly in arrears beginning on the first day of the month immediately following the Issuance Date of the Tranche A Note and the Tranche B Note, as applicable; provided, however, that, notwithstanding the foregoing, no quarterly interest payments shall be paid to the Lender under the Notes so long as the Subordination Agreement remains in effect and such accrued interest shall (a) with respect to the Tranche A Note, be paid in full on the earlier of the date of termination of the Subordination Agreement or the Repayment Date of the Tranche A Note, and (b) with respect to the Tranche B Note, be capitalized as provided in the Tranche B Note. Subject to the terms of the Subordination Agreement, to the extent not previously converted pursuant to Section 5, the Company will repay the Outstanding Balance of each Note plus all interest accrued thereon on the Repayment Date of each Note. Except as specifically permitted in each Note, the portion of the Outstanding Balance on the Tranche A Loan and the Tranche B Loan and all accrued interest payable to the Lender hereunder may not be prepaid prior to the applicable Repayment Date without the consent of the Lender in its sole and absolute discretion. Unless prohibited under applicable law, any accrued interest that is not paid on the date on which it is due and payable under any Note shall bear interest at the same rate at which interest is then accruing on the principal amount of such Note.

3A. CONDITIONS TO TRANCHE B LOAN. The obligation of the Lender to make the Tranche B Loan is subject to the condition precedent that the Lender shall have received on or before August 16, 2001, all of the following, each dated (unless otherwise indicated) as of the date of the Tranche B Loan, in each case in form and substance satisfactory to the Lender unless otherwise agreed to by the Lender and the Company in writing:

     (a) Tranche B Note. The Tranche B Note in the form attached hereto as Exhibit A-1, properly executed on behalf of the Company.

     (b) Tranche B Warrant. The Tranche B Warrant in the form attached hereto as Exhibit B-1, properly executed on behalf of the Company.

     (c) Use of Proceeds. Evidence that the proceeds of the Tranche B Loan shall be used for the Company's general working capital purposes.

     (d) Officers' Certificate. A certificate of a senior executive officer of the Company certifying that (i) the representations and warranties contained in Section 6 are true and correct on and as of the date of the Tranche B Loan as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, and (ii) no event has occurred and is continuing, or would result from the Tranche B Loan, which constitutes, or would, upon notice or lapse of time or both, constitute a default.

     (e) Resolutions. A certified copy of (i) the resolutions of the shareholders and Board of Directors of the Company evidencing approval of this Agreement, the Tranche B Loan, the Tranche B Note, the Tranche B Warrant and the other matters contemplated hereby, or (ii) the written exception of the National Association of Securities Dealers to the requirement for such shareholder approval.

     (f) Other Agreements. Such other documents, agreements and certificates as the Lender may reasonably request.

4. WARRANT ISSUANCE. (a) At the Closing, the Company will issue to the Lender a warrant to purchase one million (1,000,000) shares of Common Stock at an exercise price of $2.85 per share, in accordance with and in substantially the form attached hereto as Exhibit B (the "Tranche A Warrant"); and (b) on the Tranche B Note Issuance Date, the Company will issue to the Lender a warrant to purchase six hundred sixty-seven thousand (667,000) shares of Common Stock at an exercise price of $2.25 per share, in accordance with and in substantially the form attached hereto as Exhibit B-1 (the "Tranche B Warrant" and, together with the Tranche A Warrant, the "Warrants").

5. CONVERSION; RESERVATION.

     (a) The Outstanding Balance on the Tranche A Loan shall be convertible, in whole or in part, into Common Stock at the option of the Lender at any time during the five (5) year period after the Tranche A Note Issuance Date (i.e., for a period including two (2) years after the Tranche A Repayment Date) at a conversion price of $2.28 per share of Common Stock. The Company shall have reserved such securities as the Lender becomes entitled to receive upon conversion of the Tranche A Note and upon the exercise of the Tranche A Warrant no later than the earlier to occur of (i) the conversion of the Outstanding Balance of the Tranche A Note, plus any accrued interest thereon, or (ii) the exercise of all or any portion of the Tranche A Warrant. If necessary, prior to the issuance by the Company of any equity securities (or any instrument exercisable for or convertible into equity securities) and whenever otherwise required, the Company will amend its Articles of Incorporation to ensure that there is a sufficient quantity of such equity securities into which the Outstanding Balance on the Tranche A Note, plus any accrued interest to date thereon, can be converted and for which the Tranche A Warrant may be exercised.

     (b) The Outstanding Balance plus accrued interest, if any, on the Tranche B Loan shall be convertible, in whole or in part, into Common Stock at the option of the Lender at any time during the five (5) year period after the Tranche B Note Issuance Date (i.e., for a period including two (2) years after the Tranche B Repayment Date) at a conversion price of $1.80 per share of Common Stock. The Company shall have reserved such securities as the Lender becomes entitled to receive upon conversion of the Tranche B Note and upon the exercise of the Tranche B Warrant no later than the earlier to occur of (i) the conversion of the Outstanding Balance of the Tranche B Note, plus any accrued interest thereon, or (ii) the exercise of all or any portion of the Tranche B Warrant. If necessary, prior to the issuance by the Company of any equity securities (or any instrument exercisable for or convertible into equity securities) and whenever otherwise required, the Company will amend its Articles of Incorporation to ensure that there is a sufficient quantity of such equity securities into which the Outstanding Balance on the Tranche B Note, plus any accrued interest to date thereon, can be converted and for which the Tranche B Warrant may be exercised.

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender that the statements in the following paragraphs of this Section 6 are true and correct as of the Closing and shall be true and correct on and as of the Tranche B Issuance Date, except as provided in the disclosure schedule attached hereto as Exhibit D:

     6.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Louisiana and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

     6.2 Capitalization. The authorized capital stock of the Company consists of 45,000,000 shares of capital stock, consisting of: (a) 40,000,000 shares of Common Stock, and (b) 5,000,000 shares of preferred stock, par value $1.00 per share (the "Preferred Stock"). Of the 40,000,000 authorized shares of Common Stock, 19,310,644 shares are issued and outstanding on the date hereof. No shares of the Preferred Stock are issued and outstanding on the date hereof. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Company. All of the issued and outstanding shares of Common Stock have been issued and sold by the Company in compliance with applicable federal and state securities laws.

     6.3 Due Authorization; Consents. With the exception of shareholder approval of the Tranche B Loan and the issuance by the Company of the Tranche B Note, all corporate action has been taken on the part of the Company, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Company under this Agreement, (b) the authorization, execution and delivery of each Note and each Warrant and (c) the authorization, issuance, reservation for issuance and delivery of all equity securities issuable upon conversion of each Note and upon the exercise of each Warrant. Each of this Agreement, the Notes and the Warrants constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. With the exception of NASDAQ approval of the Tranche B Loan and the issuance by the Company of the Tranche B Note, all consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party including, without limitation, any and all approvals and consents from NASDAQ, required in connection with the execution, delivery and performance of this Agreement, the Notes and the Warrants and the consummation of the transactions contemplated hereby and thereby have been obtained.

     6.4 Conflict with Other Instruments. Neither the execution and delivery by the Company of this Agreement, the Notes, the Warrants or the other instruments, documents and agreements contemplated or required hereby or thereby, nor the consummation of the transactions herein or therein contemplated to be consummated by the Company, nor compliance by the Company with the terms, conditions and provisions hereof or thereof, shall conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or the By-laws of the Company, or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which the Company is a party or by which it or any of its respective properties is bound or constitute a default thereunder or result in the creation or imposition of any lien or encumbrance thereon.

     6.5 Litigation; Compliance with Law. There is no action, suit, claim, proceeding, arbitration, or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there is no basis for any of the foregoing. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending, threatened or contemplated against others. The Company has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services. The Company has all necessary permits, licenses and other authorizations required to conduct its business as currently conducted, and the Company has been operating its business pursuant to and in compliance in all material respects with the terms of all such permits, licenses and other authorizations. There is no existing law, rule, regulation or order, and the Company after due inquiry is not aware of any proposed law, rule, regulation or order, whether federal, state, county or local, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

     6.6 Proprietary Information of Third Parties. No third party has claimed or, to the best of the Company's knowledge, has reason to claim that any person employed by or affiliated with the Company has (a) violated or may be violating any of the terms or conditions of his or her employment, noncompetition or nondisclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. No person employed by or affiliated with the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and no person employed by or affiliated with the Company has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company's knowledge, neither the execution or delivery of this Agreement nor the carrying on of the business of the Company by any officer, director or key employee of the Company will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

     6.7 Patents, Trademarks, Etc. The Company has delivered to the Lender a complete and accurate list and brief description of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. The Company owns or possesses, or expects to be able to acquire on commercially reasonable terms, adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary or desirable ---------------------- to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and there is no basis for any such claim (whether or not pending or threatened). All technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Company.

     6.8 Title to Properties. The Company has good, clear and marketable title to the properties and assets acquired by it since the date of its incorporation (other than properties and assets disposed of in the ordinary course of business since the date of its incorporation), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including without limitation, easements and licenses), except for liens imposed as of the date hereof by StanCorp Mortgage Investors, LLC, as agent for the Standard Insurance Company, National City Leasing and The Northern Trust Company, and other liens and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company, including without limitation, the ability of the Company to secure financing using such properties and assets as collateral.

     6.9 Taxes. The Company has filed all tax returns, federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended, that the Company be taxed as an S corporation.

     6.10 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     6.11 No Material Change. Except as set forth in the Senior Loan Agreement and in filings made by the Company with the Securities and Exchange Commission, copies of which have previously been provided to the Lender, on or prior to the date hereof, there has not occurred any event, change or other circumstance that, upon notice or lapse of time or both, could reasonably be expected to have a material adverse effect on the financial condition, prospects, business or results of operations of the Company.

     6.12 Disclosure. This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading, and none of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

     7. REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender represents and warrants to the Company as follows:

     7.1 Economic Risk. The Lender acknowledges that it is sophisticated with respect to the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement.

     7.2 Purchase for Own Account. The Note and the Warrant and the securities issuable upon exercise or conversion thereof will be acquired for the Lender's own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof which would violate the Securities Act of 1933, as amended (the "Act").

     7.3 Accredited Investor. The Lender represents and warrants that: (a) the Lender is an "accredited investor" as that term is defined in Regulation D promulgated under the Act; (b) the Company has given the Lender the opportunity to ask questions and receive answers concerning the Company, the Note and the Warrant; (c) the Company has made available to the Lender the opportunity to conduct such investigations and reviews as he has requested to conduct; (d) all materials and information requested by the Lender in connection with this Agreement have been provided to the Lender to its reasonable satisfaction; (e) the Company did not offer the Note and the Warrant to the Lender by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising; and (f) the Lender has not engaged a broker or finder in connection with this Agreement or the transactions contemplated hereby.

     8. COVENANTS OF THE COMPANY. The Company covenants to the Lender as follows:

     8.1 Use of Proceeds. The Company will use the proceeds of the Loan solely for working capital requirements and other general corporate purposes.

     8.2 Inspection Rights. The Lender and any person the Lender may designate shall have the right to review all books and records, reports, accounts and other financial documents of the Company and to copy the same and to make excerpts therefrom, all at such reasonable times and as often as the Lender may reasonably request, upon prior notice to the Company, so long as such review and copying does not unreasonably interfere with the business of the Company.

     8.3 Registration Rights. All shares of the Company's securities issued or issuable upon conversion of the Outstanding Balance of the Tranche A Loan and the Tranche B Loan in accordance with Section 5, and upon exercise of the Tranche A Warrant the Tranche B Warrant, shall have registration rights and related obligations as set forth in the Registration Rights Agreement attached hereto as Exhibit C (the "Rights Agreement"), and the Company shall have delivered a copy of the Rights Agreement executed by all parties thereto as a condition to the Closing, and the parties hereto shall each execute such agreements, documents and instruments upon any conversion of the Outstanding Balance of the Tranche A Loan and the Tranche B Loan as reasonably requested in order to fulfill the purposes of this Section 8.3.

     9. DEFAULT. For purposes of this Agreement, the term "default" shall include any of the following:

          (a) The failure by the Company to pay any amounts due hereunder or under the Tranche A Note or the Tranche B Note within three (3) days of the date any such payment is due; provided, however, that the Company's failure to make quarterly payments of accrued interest under the Tranche A Note or the Tranche B Note as a result of any prohibitions in the Subordination Agreement (as hereinafter defined) shall not constitute a Default hereunder and such accrued interest shall be capitalized as provided in the Tranche A Note and the Tranche B Note;

          (b) A breach by the Company of any other term or provision of this Agreement, any Note or any Warrant;

          (c) Any default or breach by the Company of or under (i) any agreement for borrowed money, including but not limited to the Senior Loan Agreement (except for any default under the Senior Loan Agreement existing as of the date hereof) and any other loan agreements, or (ii) a material breach under any real property lease agreements or capital equipment lease agreements, by which the Company is bound or obligated;

          (d) Except for a certain mechanics lien recorded prior to the date hereof against certain Decatur, Illinois property of the Company and/or its subsidiaries by T.A. Brinkoetter & Sons, a default or breach shall occur under any other agreement, document or instrument to which the Company or any subsidiary thereof is a party and such default is not cured or waived within any applicable grace period and such default or breach (A) involves the failure to make any payment when due in respect of any indebtedness of the Company or any subsidiary of the Company in excess of $50,000 in the aggregate, or (B) causes such indebtedness or a portion thereof in excess of $100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled date of payment, or (C) entitles any holder of such indebtedness or a trustee to cause indebtedness or a portion thereof in excess of $100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such right is exercised or waived by such holder or trustee;

          (e) the Company shall have failed to obtain all necessary shareholder and third party consents to the Tranche B Loan and the issuance by the Company of the Tranche B Note on or prior to August 22, 2001; or

          (f) The voluntary or involuntary filing of a petition in bankruptcy or under any similar insolvency law by the Company, the making of an assignment for the benefit of creditors by the Company, or if any voluntary or involuntary petition in bankruptcy or under any similar insolvency law is filed against the Company and such petition is not dismissed within sixty (60) days after the filing thereof.

Subject to the terms of the Subordination Agreement, upon the occurrence of a default, the Lender may, at its option and for so long as such default is continuing, accelerate repayment of the portion of the Outstanding Balance under the Tranche A Loan or the Tranche B Loan payable to the Lender under the Tranche A Note or the Tranche B Note, in which case each such Outstanding Balance and all interest accrued thereon shall be due and payable immediately.

     10.  MISCELLANEOUS.

          10.1 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Illinois without regard to provisions regarding choice of laws.

          10.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

          10.3 Indemnification. In consideration of the Lender's execution and delivery of this Agreement and acquiring the Notes and the Warrants hereunder, and in addition to all of the Company's other obligations under this Agreement and in addition to all other rights and remedies available at law or in equity, the Company shall defend, protect and indemnify the Lender and its affiliates, agents, representatives, successors and assigns (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnified Parties"), and save and hold each of them harmless against, and pay on behalf of or reimburse such party on demand as and when incurred from and against any and all actions, causes of action, suits, claims, losses, out-of-pocket costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including, without limitation, reasonable attorneys' fees and disbursements, interest and penalties and all amounts paid in investigation, defense or settlement of any of the foregoing and claims relating to any of the foregoing (the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loan and the issuance of the Notes and/or the Warrants, (b) the execution, delivery, performance or enforcement of this Agreement and any other instrument, document or agreement executed pursuant hereto by any of the Indemnified Parties, to the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, or (c) the breach by the Company of any representation or warranty, or the failure of the Company to perform any covenant, contained herein or in the Notes or the Warrants.

          10.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and shall be binding upon, the respective successors, assigns, executors and administrators of the parties hereto. This Agreement and the rights and obligations herein may be assigned by the Lender to an affiliate of the Lender, to members of the immediate family of Dr. John N. Kapoor, or to trusts, partnerships or other beneficiaries of the Lender. This Agreement and the rights and obligations herein may not be assigned by the Company without the prior written consent of the Lender.

          10.5 Entire Agreement. This Agreement, the Notes and the Warrants and the Exhibits and Schedules hereto and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the Loan and the Warrants.

          10.6 Notices. Except as may be otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile on a business day at the address and number set forth below; (c) five (5) business days after deposit in the U.S. mail with first class or certified mail (receipt requested) postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.


If to the Lender:                           With a copy to:

Dr. John Kapoor                             Douglas J. Lipke, Esq.
225 E. Deerpath Road                        Dana S. Armagno, Esq.
Suite 250                                   Vedder, Price, Kaufman & Kammholz
Lake Forest, Illinois 60045                 222 North LaSalle Street, Suite 2600
Telecopy:  (847) 295-8680                   Chicago, Illinois  60601-1003
                                            Telecopy:  (312) 609-5005

If to the Company:                     with a copy to:

Akorn, Inc.                            Christopher R. Manning, Esq.
2500 Millbrook Drive                   Barbara Canning, Esq.
Buffalo Grove, Illinois 60089          Burke, Warren, MacKay & Serritella, P.C.
Attn: President                        22nd Floor, IBM Plaza
Telecopy:  (847) 279-6123              330 N. Wabash Avenue
                                       Chicago, Illinois 60611
                                       Telecopy:  (312) 346-8242

Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 10.6 by giving the other party written notice of the new address in the manner set forth above.

          10.7 Amendments. Any term of this Agreement may be amended only with the prior written consent of the Company and the Lender.

          10.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to a party, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default or any subsequent breach or default. Any waiver, permit, consent or approval of any kind or character related to this Agreement on the part of either party must be in writing and shall be effective only to the extent specifically set forth in such writing.

          10.9 Legal Fees. The Company agrees to reimburse the Lender for its reasonable expenses (including legal expenses and disbursements) incurred in connection with the execution of this Agreement. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or any securities of the Company issued or to be issued, the prevailing party shall be paid by the other party a reasonable sum for attorney's fees and expenses of the prevailing party.

          10.10 Finder's Fee. Each party (a) represents and warrant to the other parties hereto that it has retained no finder or broker in connection with the transaction contemplated by this Agreement, and (b) hereby agrees to indemnify and to hold harmless the other parties hereto from and against any liability for any commission or compensation in the nature of a finder's fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its employees or representatives are responsible.

          10.11 Title and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          10.12 Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. One or more counterparts of this Agreement may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

          10.13 Severability. Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

          10.14 Subordination. The indebtedness evidenced by the Note shall be subordinated to certain indebtedness of the Company pursuant to that certain Subordination and Standby Agreement dated as of July 12, 2001 (the "Subordination Agreement"), executed by the Lender in favor of The Northern Trust Company and acknowledged by the Company and Akorn (New Jersey), Inc.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Convertible Bridge Loan and Warrant Agreement to be effective as of the date first above written.

COMPANY:                                       LENDER:

AKORN, INC.                                    THE JOHN N. KAPOOR TRUST DATED
                                               SEPTEMBER 20, 1989

By:                                            By:
   ----------------------------------             ------------------------------
Name:                                          Name:
     --------------------------------               ----------------------------
Its:                                           Its:
     --------------------------------              -----------------------------

                                    EXHIBIT B

                         FORM OF SUBORDINATION AGREEMENT

                       SUBORDINATION AND STANDBY AGREEMENT

     WHEREAS, AKORN, INC., a Louisiana corporation (hereinafter, together with its successors and assigns, called "Akorn"), and AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ"; together with Akorn, the "Borrowers" and each individually a "Borrower") may from time to time hereafter become indebted to the undersigned, including, without limitation, indebtedness under Subordinated Note A and Subordinated Note B referred to below, and the Borrowers have requested, and may from time to time hereafter request, THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereinafter, together with its successors and assigns, called the "Bank"), 50 South LaSalle Street, Chicago, Illinois 60675, to make or agree to make loans, advances or other financial accommodations to the Borrowers pursuant to the terms of the Credit Agreement (as hereinafter defined); and

     WHEREAS, the Borrowers and the Bank are party to that certain Amended and Restated Credit Agreement dated as of September 15, 1999 (as amended, restated or supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the same meanings herein as in the Credit Agreement); and

     WHEREAS, Akorn has incurred an indebtedness to the undersigned in the principal amount of $3,000,000 pursuant to a Convertible Promissory Note dated July 12, 2001 ("Subordinated Note A"), a copy of which is attached hereto as Schedule A; and

     WHEREAS, Akorn intends to incur an additional indebtedness to the undersigned in the principal amount of $2,000,000 pursuant to a second Convertible Promissory Note ("Subordinated Note B"), in the form attached hereto as Schedule B; and

     WHEREAS, the undersigned is a shareholder of Akorn and as such will benefit from the continued making of loans, advances and other financial accommodations from the Bank to the Borrowers;

     NOW, THEREFORE, to induce the Bank, from time to time, at its option, to make or agree to make loans, advances or other financial accommodations (including, without limitation, renewals or extensions of, or forbearances with respect to, any loans or advances heretofore or hereafter made) to Borrowers, and for other valuable consideration, receipt whereof is hereby acknowledged, the undersigned agrees as follows:

     1. All obligations of each of the Borrowers, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities". All Liabilities to the Bank (other than any arising solely by reason of any pledge or assignment made to the Bank pursuant to paragraph 2(c) hereof) are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned, including under Subordinated Note A and Subordinated Note B (including any that may be pledged or assigned to the Bank pursuant to paragraph 2(c) hereof), are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that the term "Senior Liabilities", as used herein, shall include, without limitation, any and all interest accruing on any of the Senior

Liabilities after the commencement of any proceedings referred to in paragraph 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Bank, as against the Borrowers or anyone else, to collect such interest.

     2. The undersigned will, from time to time, (a) promptly notify the Bank of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, (b) upon request by the Bank, cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of either of the Borrowers to be so evidenced, and (c) upon request by the Bank, and as collateral security for all Senior Liabilities, indorse without recourse, deliver and pledge to the Bank any or all promissory notes or other instruments evidencing Junior Liabilities, and otherwise assign to the Bank any or all Junior Liabilities and any or all security therefor and guaranties thereof, all in a manner satisfactory to the Bank.

     3. Except as the Bank may hereafter otherwise expressly consent in writing, which consent may be given or withheld by the Bank in its sole and absolute discretion, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made by either of the Borrowers, or accepted by the undersigned, nor shall any property or assets of either of the Borrowers be applied by them, or accepted by the undersigned, to or for the purchase or other acquisition or retirement of any Junior Liabilities.

     4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Borrower or its creditors, as such, or to their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Borrower, or any sale of all or substantially all of the assets of any Borrower, or otherwise), the Senior Liabilities shall first be paid in full before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Bank, (b) the undersigned shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Bank, and (c) the undersigned hereby irrevocably agrees that the Bank may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of the undersigned relating to the Junior Liabilities.

     5. In the event that the undersigned receives any payment or other distribution of any kind or character from any Borrower or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Bank and promptly turned over by the undersigned to the Bank. The undersigned will mark its books and records, and cause the applicable Borrower to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned will execute such further documents or instruments and take such further action as the Bank may reasonably from time to time request to carry out the intent of this Agreement.

     6. All payments and distributions received by the Bank in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Bank first to the payment of any and all expenses (including attorneys fees and legal expenses) paid or incurred by the Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Bank, be applied by the Bank, in such order of application as the Bank may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Borrower and its respective creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Bank in respect of the Junior Liabilities and so applied by the Bank toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Bank, if any, in respect of the Senior Liabilities only at such time as this Agreement shall have been discontinued and the Bank shall have received payment of the full amount of the Senior Liabilities, as provided for in paragraph 9 hereof.

     7. The undersigned hereby waives: (a) notice of acceptance by the Bank of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

     8. The undersigned will not without the prior written consent of the Bank:
(a) cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Junior Liabilities or any rights in respect thereof; (b) take any collateral security for any Junior Liabilities; or (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Borrower.

     9. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the death, incompetency or dissolution of the undersigned or that at any time or from time to time all Senior Liabilities may have been paid in full), subject to discontinuance only upon receipt by the Bank of payment in full of all Senior Liabilities and termination of any and all commitments by the Bank to extend credit to either of the Borrowers.

     10. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew or forbear for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew or forbear for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

     11. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Bank, as to those of the Senior Liabilities which the Bank has not assigned or transferred.

     12. The Bank shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Borrower or the undersigned, or any noncompliance of any Borrower or the undersigned with any agreement or obligation, regardless of any knowledge thereof which the Bank may have or with which the Bank may be charged; and no action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligations of the undersigned under this Agreement.

     13. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. For the purposes of this Agreement, Senior Liabilities shall include all obligations of each of the Borrowers to the Bank, notwithstanding any right or power of either Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

     14. This Agreement shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned; and, to the extent that either Borrower or the undersigned is either a partnership or a corporation, all references herein to such Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. If more than one party shall execute this Agreement, the term "undersigned" as used herein shall mean all parties executing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder.

     15. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     16. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE UNDERSIGNED HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS HAVING SITUS IN COOK COUNTY, ILLINOIS OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS IN CONNECTION WITH ANY SUITS, ACTIONS OR PROCEEDINGS BROUGHT AGAINST THE UNDERSIGNED BY THE BANK ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE UNDERSIGNED HEREBY WAIVES AND AGREES NOT TO ASSERT IN SUCH SUIT, ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) THE UNDERSIGNED IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT; (B) THE UNDERSIGNED IS IMMUNE FROM SUIT OR ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ITS PROPERTY; (C) ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM; (D) THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER; OR (E) THIS AGREEMENT, MAY NOT BE ENFORCED IN OR BY ANY SUCH COURT. NOTHING CONTAINED HEREIN SHALL AFFECT ANY RIGHT THAT THE BANK MAY HAVE TO BRING ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE UNDERSIGNED OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.


                       [SIGNATURE PAGE(S) AND EXHIBIT(S),
                            IF ANY, FOLLOW THIS PAGE]

   IN WITNESS WHEREOF, this Agreement has been made and delivered at Chicago,
                  Illinois this ___________ day of July, 2001.


                               THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989


                               By
                                 -----------------------------------------------
                                 Name:
                                 Title:

                         ACKNOWLEDGMENT OF SUBORDINATION

         The Borrowers each hereby acknowledge receipt of a copy of the foregoing Subordination and Standby Agreement, waive notice of acceptance thereof by the Bank, and agree to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of the foregoing Subordination and Standby Agreement, then, at the election of the Bank, any and all obligations of each of the Borrowers to the Bank shall forthwith become due and payable and any and all agreements of the Bank to make loans, advances or other financial accommodations to the Borrowers, or to forbear from exercising remedies, shall forthwith terminate, notwithstanding any provisions thereof to the contrary.

Dated:   July _______, 2001                 AKORN, INC.



                                            By
                                              ----------------------------------
                                              Name:
                                              Title:
                                                    ----------------------------


Dated:   July _______, 2001                 AKORN (NEW JERSEY), INC.



                                            By
                                              ----------------------------------
                                              Name:
                                              Title:
                                                    ----------------------------

                                   SCHEDULE A

                               SUBORDINATED NOTE A

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 12, 2001, EXECUTED BY THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989, IN FAVOR OF THE NORTHERN TRUST COMPANY AND ACKNOWLEDGED BY AKORN, INC. AND AKORN (NEW JERSEY), INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY AKORN, INC. AND ITS SUBSIDIARIES UNDER AND IN CONNECTION WITH THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF SEPTEMBER 15, 1999 AMONG AKORN, INC., AKORN (NEW JERSEY), INC. AND THE NORTHERN TRUST COMPANY, AS AMENDED FROM TIME TO TIME.

                           CONVERTIBLE PROMISSORY NOTE


$3,000,000.00                                                  Chicago, Illinois
                                                               Date of Issuance:
                                                                   July 12, 2001

FOR VALUE RECEIVED, AKORN, INC., A LOUISIANA CORPORATION (THE "COMPANY"), PROMISES TO PAY TO THE ORDER OF THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989, OR ITS ADMINISTRATORS, REPRESENTATIVES, SUCCESSORS OR ASSIGNS ("HOLDER"), THE PRINCIPAL SUM OF THREE MILLION DOLLARS ($3,000,000), AND TO PAY INTEREST ON THE OUTSTANDING PRINCIPAL BALANCE OF THIS CONVERTIBLE PROMISSORY NOTE (THIS "NOTE") IN ACCORDANCE WITH SECTION 2 OF THIS NOTE. THIS NOTE IS DELIVERED IN CONNECTION WITH THAT CERTAIN CONVERTIBLE BRIDGE LOAN AND WARRANT AGREEMENT OF EVEN DATE HEREWITH (THE "LOAN AGREEMENT") BETWEEN THE COMPANY AND THE HOLDER.

     1. Maturity. To the extent not previously converted in accordance with the Loan Agreement, subject to the terms of the Subordination Agreement (as defined below), the Company shall repay the outstanding principal balance of this Note and interest accrued thereon in full on the date that is thirty-six (36) months after the original date of issuance of this Note (the "Maturity Date"). All payments received shall be applied first against costs of collection (if any), then against accrued and unpaid interest on this Note, then against the outstanding principal balance of this Note.

     2. Interest. Interest shall begin to accrue on the outstanding principal balance of this Note commencing on the date hereof and continuing until repayment of this Note in full at the Prime Rate calculated on the basis of a 360 day year and actual days elapsed and such accrued interest shall be payable quarterly in arrears beginning October 1, 2001; provided, however, that upon the occurrence of a Default (as defined herein) interest on the outstanding principal balance of this Note will accrue from the date of such Default at a rate per annum equal to three percent (3%) plus the interest rate then in effect. Notwithstanding the foregoing, no quarterly interest payment shall be paid to Holder so long as the Subordination Agreement (as defined below) remains in effect, subject to the next sentence. Unless prohibited under applicable law, any accrued interest that is not paid on the date on which it is due and payable shall (a) bear interest at the same rate at which interest is then accruing on the principal amount of this Note and (b) be paid in full on the earlier of the date of termination of the Subordination Agreement or the Maturity Date.

     3. Prepayment; Acceleration. The outstanding principal balance and all accrued interest payable to Holder hereunder may not be prepaid without the consent of Holder in its sole and absolute discretion. All prepayments so permitted shall be applied in the order provided in Section 1. The outstanding principal balance of this Note is subject to acceleration as set forth in
Section 9 of the Loan Agreement. Following any such acceleration, Holder may pursue any and all legal or equitable remedies that are available to it.

     4. Conversion. This Note shall be convertible into certain securities of the Company in accordance with Section 5 of the Loan Agreement.

     5. Default. The Company will be deemed to be in default ("Default") hereunder upon the occurrence and during the continuance of any "default" described in Section 10 of the Loan Agreement, and Holder shall have all rights and remedies available to it upon any such Default as described therein or in this Note, subject to the terms of the Subordination Agreement. Notwithstanding the foregoing, the Company's failure to make quarterly payments of accrued interest as a result of any prohibitions in the Subordination Agreement (as hereinafter defined) shall not constitute a Default hereunder and such accrued interest shall be capitalized as provided in the last sentence of Section 2 hereof.

     6. Miscellaneous.

          (a) The Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, or other cause of release or discharge other than actual payment in full hereof.

          (b) Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Holder to exercise any right, whether before or after a Default hereunder, shall impair any such right or shall be construed to be a waiver of any right or Default, and the acceptance at any time by Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

          (c) Time is of the essence hereof. Upon any Default hereunder, Holder may exercise all rights and remedies provided for herein or in the Loan Agreement and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

          (d) The remedies of Holder as provided herein or in the Loan Agreement, or any one or more of them, in law or at equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Holder's sole discretion, and may be exercised as often as occasion therefor shall occur.

          (e) It is expressly agreed that if this Note is referred to any attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon Holder by this Note or any other document evidencing or securing this Note, then the Company covenants and agrees to pay all reasonable costs, including attorneys' fees, incurred by Holder in connection therewith.

          (f) If any provisions of this Note would require the Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

          (g) This Note shall be governed by and construed in accordance with the laws of the State of Illinois without giving effect to any choice or conflict of law provision or law that would cause the application of the laws of any other jurisdiction other than the State of Illinois.

          (h) Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

          (i) The indebtedness evidenced by this Note is subordinated to certain indebtedness of the Company pursuant to that certain Subordination and Standby Agreement dated as of July 12, 2001 (the "Subordination Agreement"), executed by Holder in favor of The Northern Trust Company and acknowledged by the Company and Akorn (New Jersey), Inc.

          (j) This Note and the rights and obligations herein may be assigned by Holder to any affiliate of Holder, to members of the immediate family of Dr. John N. Kapoor, or to trusts, partnerships or other beneficiaries of Holder, subject to such assignee executing a subordination agreement substantially similar in form and substance to the Subordination Agreement.

     IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Note as of the date first above written.

                                           AKORN, INC.


                                           By
                                              ---------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

                                   SCHEDULE B

                               SUBORDINATED NOTE B

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 12, 2001, EXECUTED BY THE JOHN N. KAPOOR TRUST DATED SEPTEMBER 20, 1989, IN FAVOR OF THE NORTHERN TRUST COMPANY AND ACKNOWLEDGED BY AKORN, INC. AND AKORN (NEW JERSEY), INC., TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY AKORN, INC. AND ITS SUBSIDIARIES UNDER AND IN CONNECTION WITH THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF SEPTEMBER 15, 1999 AMONG AKORN, INC., AKORN (NEW JERSEY), INC. AND THE NORTHERN TRUST COMPANY, AS AMENDED FROM TIME TO TIME.

                           CONVERTIBLE PROMISSORY NOTE


$2,000,000.00                                                  Chicago, Illinois
                                                               Date of Issuance:
                                                                   July 12, 2001

FOR VALUE RECEIVED, Akorn, Inc., a Louisiana corporation (the "Company"), promises to pay to the order of The John N. Kapoor Trust Dated September 20, 1989, or its administrators, representatives, successors or assigns ("Holder"), the principal sum of Two Million Dollars ($2,000,000), and to pay interest on the outstanding principal balance of this Convertible Promissory Note (this "Note") in accordance with Section 2 of this Note. This Note is delivered in connection with that certain Convertible Bridge Loan and Warrant Agreement of even date herewith (the "Loan Agreement") between the Company and the Holder.

     1. Maturity. To the extent not previously converted in accordance with the Loan Agreement, subject to the terms of the Subordination Agreement (as defined below), the Company shall repay the outstanding principal balance of this Note and interest accrued thereon in full on the date that is thirty-six (36) months after the original date of issuance of this Note (the "Maturity Date"). All payments received shall be applied first against costs of collection (if any), then against accrued and unpaid interest on this Note, then against the outstanding principal balance of this Note.

     2. Interest. Interest shall begin to accrue on the outstanding principal balance of this Note commencing on the date hereof and continuing until repayment of this Note in full at the Prime Rate calculated on the basis of a 360 day year and actual days elapsed and such accrued interest shall be payable quarterly in arrears beginning October 1, 2001; provided, however, that upon the occurrence of a Default (as defined herein) interest on the outstanding principal balance of this Note will accrue from the date of such Default at a rate per annum equal to ten percent (10%) plus the interest rate then in effect. Notwithstanding the foregoing, no quarterly interest payment shall be paid to Holder so long as the Subordination Agreement (as defined below) remains in effect and such accrued interest shall be capitalized until paid pursuant to the next sentence. Unless prohibited under applicable law, any accrued interest that is not paid on the date on which it is due and payable shall bear interest at the same rate at which interest is then accruing on the principal amount of this Note.

     3. Prepayment; Acceleration. The outstanding principal balance and all accrued interest payable to Holder hereunder may not be prepaid without the consent of Holder in its sole and absolute discretion. All prepayments so permitted shall be applied in the order provided in Section 1. The outstanding principal balance of this Note is subject to acceleration as set forth in
Section 9 of the Loan Agreement. Following any such acceleration, Holder may pursue any and all legal or equitable remedies that are available to it.

     4. Conversion. This Note shall be convertible into certain securities of the Company in accordance with Section 5 of the Loan Agreement.

     5. Default. The Company will be deemed to be in default ("Default") hereunder upon the occurrence and during the continuance of any "default" described in Section 10 of the Loan Agreement, and Holder shall have all rights and remedies available to it upon any such Default as described therein or in this Note, subject to the terms of the Subordination Agreement. Notwithstanding the foregoing, the Company's failure to make quarterly payments of accrued interest as a result of any prohibitions in the Subordination Agreement (as hereinafter defined) shall not constitute a Default hereunder and such accrued interest shall be capitalized as provided in the last sentence of Section 2 hereof.

     6. Miscellaneous.

     (a) The Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, or other cause of release or discharge other than actual payment in full hereof.

     (b) Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Holder to exercise any right, whether before or after a Default hereunder, shall impair any such right or shall be construed to be a waiver of any right or Default, and the acceptance at any time by Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

     (c) Time is of the essence hereof. Upon any Default hereunder, Holder may exercise all rights and remedies provided for herein or in the Loan Agreement and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

     (d) The remedies of Holder as provided herein or in the Loan Agreement, or any one or more of them, in law or at equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Holder's sole discretion, and may be exercised as often as occasion therefor shall occur.

     (e) It is expressly agreed that if this Note is referred to any attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon Holder by this Note or any other document evidencing or securing this Note, then the Company covenants and agrees to pay all reasonable costs, including attorneys' fees, incurred by Holder in connection therewith.

     (f) If any provisions of this Note would require the Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

     (g) This Note shall be governed by and construed in accordance with the laws of the State of Illinois without giving effect to any choice or conflict of law provision or law that would cause the application of the laws of any other jurisdiction other than the State of Illinois.

     (h) Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     (i) The indebtedness evidenced by this Note is subordinated to certain indebtedness of the Company pursuant to that certain Subordination and Standby Agreement dated as of July 12, 2001 (the "Subordination Agreement"), executed by Holder in favor of The Northern Trust Company and acknowledged by the Company and Akorn (New Jersey), Inc.

     (k) This Note and the rights and obligations herein may be assigned by Holder to any affiliate of Holder, to members of the immediate family of Dr. John N. Kapoor, or to trusts, partnerships or other beneficiaries of Holder, subject to such assignee executing a subordination agreement substantially similar in form and substance to the Subordination Agreement.

     IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Note as of the date first above written.

                                           AKORN, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT C

                FORMAT OF GROSS RECEIPTS AND NET RECEIPTS REPORT

AKORN, INC.
CASH FORECAST

                     Actual   Forecast  Over/(Under)  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast
WEEK ENDING:        06/22/01  06/22/01    06/22/01    06/29/01  07/06/01  07/13/01  07/20/01  07/27/01  08/03/01  08/10/01  08/17/01
----------------------------------------------------  ------------------------------------------------------------------------------
CASH ACTIVITY:
----------------------------------------------------  ------------------------------------------------------------------------------
Beginning Cash
----------------------------------------------------  ------------------------------------------------------------------------------
CASH RECEIPTS(+)
  A/R
  Other Non-A/R
  Debt Advances

CASH DISBURSEMENTS(-)
  Vendor Payments
  Payroll
  Benefits
  Other Payables
  Utilities
  Professional Services
  Insurance
  Sales Commissions
  Mortgage - P&I
  Cash Pay Interest
  Cash Pay Taxes
  Leases
  Other
----------------------------------------------------  ------------------------------------------------------------------------------
Net Change
----------------------------------------------------  ------------------------------------------------------------------------------
ENDING CASH
====================================================  ==============================================================================

AKORN, INC.
CASH FORECAST

                       Forescat  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast
WEEK ENDING:           08/24/01  08/31/01  09/07/01  09/14/01  09/21/01  09/28/01  10/05/01  10/12/01  10/19/01  10/26/01  11/02/01
------------------------------------------------------------------------------------------------------------------------------------
CASH ACTIVITY:
------------------------------------------------------------------------------------------------------------------------------------
Beginning Cash
------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS(+)
  A/R
  Other Non-A/R
  Debt Advances

CASH DISBURSEMENTS(-)
  Vendor Payments
  Payroll
  Benefits
  Other Payables
  Utilities
  Professional Services
  Insurance
  Sales Commissions
  Mortgage - P&I
  Cash Pay Interest
  Cash Pay Taxes
  Leases
  Other
------------------------------------------------------------------------------------------------------------------------------------
Net Change
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH
====================================================================================================================================

AKORN, INC.
CASH FORECAST

                       Forescat  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast  Forecast
WEEK ENDING:           11/09/01  11/16/01  11/23/01  11/30/01  12/07/01  12/14/01  12/21/01  12/28/01  01/04/02  01/11/02  01/18/02
------------------------------------------------------------------------------------------------------------------------------------
CASH ACTIVITY:
------------------------------------------------------------------------------------------------------------------------------------
Beginning Cash
------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS(+)
  A/R
  Other Non-A/R
  Debt Advances

CASH DISBURSEMENTS(-)
  Vendor Payments
  Payroll
  Benefits
  Other Payables
  Utilities
  Professional Services
  Insurance
  Sales Commissions
  Mortgage - P&I
  Cash Pay Interest
  Cash Pay Taxes
  Leases
  Other
------------------------------------------------------------------------------------------------------------------------------------
Net Change
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH
====================================================================================================================================

                                    EXHIBIT D

                               MONITORING REPORTS

                                                                        DUE BY
NO.                   REPORT NEEDED                     FREQUENCY      FOLLOWING
--------------------------------------------------------------------------------
1          Accounts Receivable Roll Forward               Weekly         Wed.

2            Accounts Payable Roll Forward                Weekly         Wed.

3       Income Statement/Balance Sheet/Cash Flow          Monthly        15th

4              Chargeback/Rebate Accrual                  Monthly        15th

5          Chargeback/Rebate Reconciliation               Monthly        15th

6       Discounts (actual and % of Gross Sales)           Monthly        15th

7              Summary Inventory Report                   Monthly        15th

8            Inventory Obsolesence Report                 Monthly        15th

9                  Summary A/R Aging                      Monthly        15th

10                 Summary A/P Aging                      Monthly        15th

11             A/R: Bad Debt and Returns                  Monthly        15th

12         Wholesaler Inventory Days on Hand              Monthly        15th

                                    EXHIBIT E

                    LITIGATION AND ADMINISTRATIVE PROCEEDINGS


1.   Pending arbitration between Akorn, Inc., and NovaDAQ Technologies, Inc.

2. Notification of intent to sue pursuant to California Proposition 65 received by Akorn, Inc., from Consumer Cause, Inc.

3. Apex Communications, Inc. v. Akorn Ophthalmics, Inc., Docket No. BER-L-506-00, Superior Court of New Jersey

4. Matters relating to 483 M Warning Letter issued to Akorn, Inc., by the Food and Drug Administration

5. Mechanics Lien Claim against property at 1222 West Grand and 1365 North University, Decatur, Illinois

6.   Additional matters disclosed in Schedule 4.8

                                  SCHEDULE 4.2

                                EXECUTIVE OFFICES


Same as Schedule 4.2 attached to the Credit Agreement

                                  SCHEDULE 4.8

                                  LABOR MATTERS

EMPLOYMENT AGREEMENTS

Akorn Inc.                     Tony Pera, President, COO Executed May 11, 2001
                               Terms of Employment

Akorn (New Jersey), Inc.       None


CONSULTING AGREEMENTS

Akorn, Inc.                    EJ Financial Enterprises, Inc. (affiliate)

Akorn (New Jersey), Inc.       None

MANAGEMENT AGREEMENTS

Akorn, Inc.                    None

Akorn (New Jersey), Inc.       None

COLLECTIVE BARGAINING AGREEMENTS

Akorn, Inc.                    None

Akorn (New Jersey), Inc.       None

ORGANIZING ACTIVITY PENDING OR THREATENED

Akorn, Inc.                    None

Akorn (New Jersey), Inc.       None

NLRB REPRESENTATION PROCEEDINGS PENDING OR THREATENED

Akorn, Inc.                    None

Akorn (New Jersey), Inc.       None

EMPLOYMENT RELATED COMPLAINTS OR CHARGES PENDING OR THREATENED

Akorn, Inc.                    E. Green Human Rights Age Discrimination Case
                               #1998SA0338 This matter has no material dollar exposure

                               Sandra Mickle, City of Decatur Human Relations Commission, Race Discrimination Charge #01-0118

                                   This matter has no material dollar exposure

                                   Jeannie Benedict. Threatened Age
                                   Discrimination Charge
                                   This matter has no material dollar exposure

                                   Joseph Federowicz. Threatened Age
                                   Discrimination Charge
                                   This matter has no material dollar exposure


Akorn (New Jersey), Inc.           None

                                  SCHEDULE 4.9

                     VENTURES, SUBSIDIARIES AND AFFILIATES;
                                OUTSTANDING STOCK


     Same as Schedule 4.9 attached to the Credit Agreement with the following changes in the number of shares of outstanding stock:

     1. Change 18,241,246 to 19,310,644

     2. Change 687,032 to 341,177

     3. Change 3,703,581 to 2,859,490

                                  SCHEDULE 4.13

                                   ERISA PLANS


             Same as Schedule 4.13 attached to the Credit Agreement

                                  SCHEDULE 4.15

                      INTELLECTUAL PROPERTY AND TRADE NAMES


     Akorn, Inc., and Akorn (New Jersey), Inc., conduct business under the names Akorn Ophthalmics and Akorn, Inc.

     Akorn, Inc.               See Exhibit A attached hereto

                               Exclusive, royalty-free license
                               to make and have made Piroxicam
                               (patents held by Pfizer)
                               anywhere in the world for use
                               and sale in prescription
                               ophthalmic applications to be
                               sold by prescription

                               License Agreement from Johns Hopkins for methods and instrumentation related to two patents for treating macular degeneration.


     Akron (New Jersey), Inc.  See Exhibit A attached hereto

                                  EXHIBIT A

                                   Exhibit A

                    TRADEMARK REGISTRATION AND APPLICATIONS

--------------------------------------------------------------------------------
                       APPLN./REG.    FILING/REG.
TRADEMARK                  NO.          DATE           STATUS          OWNER
--------------------------------------------------------------------------------
ROSE BENGAL            2,204,781       11/24/98      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
IC-GREEN               2,189,196        9/15/98      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-CON-A               1,917,586        9/12/95      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
Carrot Design          1,923,256        10/3/95      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
OCUSURG                1,863,042       11/15/94      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-FLUOR               1,464,246       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-TROL                1,464,245       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
GENT-AK                1,464,244       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-TAINE               1,464,243       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
FLUORACAINE            1,464,242       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-SPORE               1,464,241       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
TROPICACYL             1,464,240       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-DEX                 1,464,239       11/10/87      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-SULF                1,299,256        10/9/84      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
AK-CIDE                1,299,255        10/9/84      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
INNOVAR                  780,892        12/1/64      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
AK-TATE                1,299,254        10/9/84      Registered      Akorn, Inc.
--------------------------------------------------------------------------------
FLURESS (Stylized)       789,323        5/11/65      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
T TAYLOR              75/572,570       10/16/98      Pending         Akorn, Inc.
PHARMA-
CEUTICALS AN
AKORN COMPANY
and Design
--------------------------------------------------------------------------------
SUBLIMAZE                757,205        9/24/63      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
INAPSINE                 783,911        1/26/65      Renewed         Akorn, Inc.
--------------------------------------------------------------------------------
AUROLATE               1,910,697         8/8/95      Registered      Akorn, Inc.
--------------------------------------------------------------------------------

                                  SCHEDULE 4.17

                               HAZARDOUS MATERIALS


     Same as Schedule 4.17 attached to the Credit Agreement

                                  SCHEDULE 4.18

                               INSURANCE POLICIES


                          Akorn, Inc. and Subsidiaries

     Policy periods run to January 29, 2002 for Workers Compensation and to January 29, 2002 for all other policies. Premiums for the current policy periods have been paid in full.

                          Commercial General Liability
                           Federal Insurance Company

     Policy #3532-00-86
     General aggregate $2,000,000
     Each occurrence $1,000,000

                                Excess Liability
                            Federal Insurance Company

     Policy #7977-17-96
     General aggregate $10,000,000
     Each occurrence $10,000,000

                               Commercial Package
                           Federal Insurance Company

     Policy #3532-00-86
     Property limits $68,676,272
     Business interruption limits $9,903,480
     Retention $5,000 per occurrence

                              Commercial Automobile
                           Federal Insurance Company

     Policy #7326-17-69
     Combined single limit $1,000,000
     Deductible $250 comprehensive $500 collision

                              Workers Compensation
                     Northern Insurance Company of New York


     Policy #TC298456271
     Limits each accident $100,000

                             Directors and Officers
                      Federal Insurance Company Liability


     Policy #8153-14-68
     General aggregate $5,000,000
     Retention $150,000


                             Product/Clinical Trial
                           Medmarc Casualty Insurance

     Company Liability
     Policy #01IL380003
     General aggregate $10,000,000
     Each occurrence $10,000,000
     Retention $50,000/claim; $250,000 aggregate


                              Executive Protection
                            Federal Insurance Company

     Policy #8153-14-29
     Limit $1,000,000
     Retention $10,000

                                  SCHEDULE 4.19

                        DEPOSIT AND DISBURSEMENT ACCOUNTS


     Akorn, Inc. The Northern Trust Company
     50 South LaSalle Street
     Chicago, Illinois 60675
     (312) 630-6000
     Akorn operating account #86746
     Controlled disbursements (A/P) 30286746
     Payroll disbursements 30386746
     Akorn lockbox 30186746 and 30486746
     Health Insurance 30786746
     Flexible Spending 31286746
     401(k) 31386746
     Blocked Account 1525034


     Akorn, Inc. American National Bank
     120 South LaSalle Street
     Chicago, Illinois 60603-3400
     (312) 661-5000
     Akorn Merchant Account #5300107421
     (Credit Card Account)


     Akorn (New The Northern Trust Company Jersey), Inc.
     50 South LaSalle Street
     Chicago, Illinois 60675
     (312) 630-6000
     Controlled disbursements 30986746
     Payroll 31186746

                                  SCHEDULE 7.3

                                  INDEBTEDNESS


     The Borrowers have the following outstanding Indebtedness:

     Akron, Inc. Mortgage loans #98021904 and 98021903 to Standard Mortgage Investors, secured by Decatur real properties; principal balance at June 30, 2001 $2,318,214.90, final payment due June 2008

                             Indebtedness under the
                          Subordinated Loan Agreement


     Akorn (New Jersey), Inc.      None

                                 SCHEDULE 7.4(a)

                          TRANSACTIONS WITH AFFILIATES


     Same as Schedule 7.4(a) attached to the Credit Agreement

                                  SCHEDULE 7.7

                                      LIENS


     Akorn, Inc.

     a) Operating lease #8197-001 with National City Leasing Corporation financing production equipment. Total acquisition cost of $3,811,028.93. Monthly rent of $52,577.71 through December 26, 2007.

     b) See Schedule 7.3 also

     c) Mechanics Lien Claim against property at 1222 West Grand and 1365 North University, Decatur, Illinois


     Akorn (New Jersey), Inc.   None

                                 SCHEDULE 10.10

                              AUTHORIZED SIGNATURES



                                                Akorn, Inc.


                                                Antonio Pera, President
                                                and Chief Operating Officer


                                                John M. Kapoor,
                                                Chief Executive Officer


                                                Kevin M. Harris,
                                                Vice President,
                                                Chief Financial Officer,
                                                Secretary and Treasurer


                                                Akron (New Jersey), Inc.


                                                Antonio Pera, President
                                                Kevin M. Harris, Vice President,
                                                Secretary and Treasurer